Exhibit 10.16

Translation of original document executed in Russian.

SUPPLEMENTARY AGREEMENT No. 1

to the land sublease Agreement dated April 18, 2000

This Supplementary Agreement No. 1 to the Land Sublease Agreement dated as of April 18, 2000 (hereinafter “Sublease Agreement”), registered June 02, 2000 by Moscow Municipal Committee of Real Estate Dealerships Registration by number 77-01/00-07/2000-41955, is entered into on May 03, 2005 in Moscow between:

Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund” (formerly known as PIOGLOBAL Investment Fund, PIONEER First Investment Fund, First Investment Voucher Fund), legal entity incorporated under the laws of Russian Federation, OSRN 1027739441971, having its legal address at: Russian Federation, 125445, Moscow, ul. Smolnaya, 24/D, represented by Closed Joint-Stock Company “PIOGLOBAL Asset Management”, its Management company, acting pursuant to the Federal Law “About Investment Funds” p. 3 art. 3 and Management Agreement No. B-322 dated as of July 24, 2002, duly represented by Management company General Director Andrei M. Uspensky, acting on the basis of Closed Joint-Stock Company “PIOGLOBAL Asset Management” Charter (hereinafter “Lessee”) and

PREA, L.L.C. (formerly known as Pioneer Real Estate Advisors, Inc.), legal entity incorporated under the laws of State of Delaware, USA, having its principle place of business at: One Faneuil Hall Marketplace, Boston, Massachusetts, 02109, U.S.A.), duly represented by James Sheppard, its Managing Director, acting on the power of attorney dated as of December 08, 2004 (hereinafter “Sublessee”)

Hereinafter jointly referred to as the “Parties”.

PREAMBLE

(A)	Whereas, as on April 02, 2000 the Parties entered into Land Sublease Agreement concerning the whole land plot with total area 12,696 sq.m., located at: Russian Federation, 125445, Moscow, ul. Smolnaya, 24 (“Land plot”), Cadastral number of the Land plot 77:09:01010:010, for which Lessee has the right of long-time leasehold according to the Lease Land Agreement with the City of Moscow No. M-09-000979, dated September 06, 1994, including all the subsequent amendments and additions;

(B)	Whereas, the Parties agreed to introduce amendments and additions into the Sublease Agreement to reflect the new names of the Parties and to make amendments to other sections of Sublease Agreement;

(C)	Whereas, the Parties agree that the present Supplementary Agreement No. 1 to the Sublease Agreement in accordance with Civil Codex of Russian Federation art. 425 p. 2 conforms to the Parties’ relations evolved from the moment when the Sublease Agreement came into force.

Herewith, the Parties agree to make following amendments and additions to the Sublease Agreement:

1.	The name of Lessee in the text shall be replaced with Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund” and the name of Sublessee shall be replaced with “PREA, L.L.C.” correspondingly.

2.	Section 6.2. shall be amended with the second paragraph as follows:

“6.2. Sublessee, at its own expense shall implement building, erection, exploitation, maintenance and capital repairs of projects necessary for operation of business center, including car parking, Sublessee shall also at its own expense conduct all Land plot maintenance including landscaping, cleaning the area, snow removal and environmental improvements. All together (“Improvements”)”

3.	Section 6.7. of Sublease Agreement shall be stated as follows:

“6.7. On expiration of Sublease term determined by the present Sublease Agreement, Sublessee undertakes to return the Land plot to Lessee in the same condition as it was received from Lessee according to the present Agreement, other than changes from normal use and effected Improvements”.

4.	Section 15.2. of Sublease Agreement shall read:

“15.2. Parties have the following addresses:

15.2.1. Lessee:

To General Director

of OJSC “PIOGLOBAL”

Management Company

Russia, 103918, Moscow,

Gazetny pereylok, 5

Fax: + 7 495 960 2905

15.2.2. Sublessee:

To Managing Director

Commercial Tower Meridian

Ul. Smolnaya, 24/D

125445, Moscow, Russia

Fax: +7 495 960 2920

The Parties shall notify each other about all changes in their addresses and telephone numbers promptly.

5.	The Present Supplementary Agreement No. 1 to the Sublease Agreement shall be an integral part hereof. Sublease Agreement remains in effect as amended by Supplementary Agreement No. 1.

6.	The Present Supplementary Agreement No. 1 comes into force from the date of its state registration.

7.	The Parties signed the present Supplementary Agreement No. 1 to the Land Sublease Agreement in six originals, three in English and three in Russian. In the event of any inconsistency between the English and the Russian versions, the Russian version shall prevail.

Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund”	PREA, L.L.C.

/s/ A. USPENSKY	/s/ JAMES SHEPPARD
A. Uspensky CEO of Management Company CJSC “PIOGLOBAL Asset Management”	James Sheppard Managing Director

Main Department

Of the Federal Registration Service, Moscow

Registration circuit #77/14

The state registration was made

July 27, 2005

Registration number 77-77-14/005/2005 989

The registering clerk: Bulavintsev

Exhibit 10.16  Supplemental Agreement No. 1 registered July 27, 2005 to Land Sublease Agreement dated as of April 18, 2000

by and between Open Joint-Stock Company

“PIOGLOBAL Investment Fund” and PREA, LLC

[HARBOR GLOBAL COMPANY LTD. LETTERHEAD]

The undersigned hereby certifies that the translation of Exhibit 10.16—Supplemental Agreement No. 1 registered July 27, 2005 to Land Sublease Agreement dated as of April 18, 2000 by and between Open Joint-Stock Company “PIOGLOBAL Investment Fund” and PREA, LLC to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: February 22, 2006

/s/ DONALD H. HUNTER
Name: Donald H. Hunter Title: Chief Financial Officer